UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 23, 2007
CROSSTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS
DALLAS, TEXAS	75201

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As of March 1, 2007, Crosstex Energy, Inc. (the “Registrant”) owned the two percent general partner interest, approximately 42 percent of the limited partner interests and the incentive distribution rights of Crosstex Energy, L.P. (the “Partnership”).
     Senior Subordinated Series D Unit Purchase Agreement
     On March 23, 2007, the Partnership entered into a privately negotiated Senior Subordinated Series D Unit Purchase Agreement (the “Purchase Agreement”) with Lehman Brothers MLP Opportunity Fund L.P., four entities managed by ING Investment Management, LLC, Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Fiduciary/Claymore MLP Opportunity Fund and Citigroup Global Markets, Inc. (collectively, the “Purchasers”) to issue and sell an aggregate of 3,875,340 senior subordinated Series D units representing limited partner interests of the Partnership (the “Senior Subordinated Series D Units”) for a purchase price of $25.80 per unit. The purchase price was negotiated by the Partnership and the Purchasers in an arms-length negotiation based on the recent average trading price of the Partnership’s Common Units, as defined below. The price took into account that holders of the securities will not receive Partnership cash distributions for two years and the securities’ lack of liquidity during that period. Net proceeds to the Partnership from the private placement, including the general partner’s proportionate capital contribution and expenses associated with the sale, are expected to be approximately $102 million. The Purchase Agreement was entered into primarily to fund the Partnership’s previously announced projects and operations. The transaction closed on March 23, 2007.
     The Senior Subordinated Series D Units issued to the Purchasers under the Purchase Agreement will automatically convert into common units representing limited partner interests of the Partnership (the “Common Units”) on the first date on or after March 23, 2009 that conversion is permitted by the Partnership’s partnership agreement at a ratio of one Common Unit for each Senior Subordinated Series D Unit, subject to adjustment depending on the achievement of financial metrics in the fourth quarter of 2008. The Senior Subordinated Series D Units will not be entitled to distributions of available cash from the Partnership until such date.
     Each of the Purchasers has agreed not to sell any of the Senior Subordinated Series D Units acquired under the Purchase Agreement until the expiration of 90 days from the closing of the purchase.
     Registration Rights Agreement
     On March 23, 2007, the Partnership also entered into a Registration Rights Agreement with the Purchasers relating to the registered resale of the Common Units issuable upon conversion of the Senior Subordinated Series D Units. Pursuant to the Registration Rights Agreement, the Partnership has agreed to file a shelf registration statement prior to March 23, 2008 for the resale of the Common Units into which the Senior Subordinated Series D Units will convert and to use commercially reasonable efforts to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission no later than March 23, 2009.

     Amendment to Partnership Agreement
     In connection with the issuance of the Senior Subordinated Series D Units, Crosstex Energy GP, LLC, the general partner of Crosstex Energy GP, L.P., the general partner of the Partnership, entered into the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership, which provides for the rights and obligations of the Senior Subordinated Series D Units.
     The descriptions of the Purchase Agreement, Registration Rights Agreement and the Sixth Amended and Restated Agreement of Limited Partnership above do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, the Registration Rights Agreement and the Sixth Amended and Restated Agreement of Limited Partnership, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     On March 23, 2007, the Partnership entered into a privately negotiated Purchase Agreement with the Purchasers to issue and sell 3,875,340 Senior Subordinated Series D Units. Pursuant to the terms of the Purchase Agreement, the Senior Subordinated Series D Units were issued and sold by the Partnership on March 23, 2007 in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. For additional information about the Purchase Agreement, see Item 1.01 of this Current Report on Form 8-K, which is incorporated in this Item 3.02 by reference.
Item 3.03 Material Modification to Rights of Security Holders.
     On March 23, 2007, the Partnership entered into a Registration Rights Agreement with the Purchasers relating to the registered resale of the Common Units issuable upon conversion of the Senior Subordinated Series D Units purchased pursuant to the Purchase Agreement. For additional information about the Registration Rights Agreement, see Item 1.01 of this Current Report on Form 8-K, which is incorporated in this Item 3.03 by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On March 23, 2007, in connection with the transactions described in Items 1.01 and 3.02 above, Crosstex Energy GP, LLC, the general partner of the general partner of the Partnership, entered into the Sixth Amended and Restated Agreement of Limited Partnership. For additional information about the Sixth Amended and Restated Agreement of Limited Partnership, see Item 1.01 of this Current Report on Form 8-K, which is incorporated in this Item 5.03 by reference. The Sixth Amended and Restated Agreement of Limited Partnership is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On March 26, 2007, the Partnership issued a press release announcing that it had entered into and closed the Purchase Agreement with the Purchasers. A copy of the press release is furnished as an Exhibit to this Current Report on Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

3.1	—	Sixth Amended and Restated Agreement of Limited Partnership of Crosstex Energy, L.P., dated as of March 23, 2007 (incorporated by reference to Exhibit 3.1 to Crosstex Energy, L.P.’s Form 8-K dated March 23, 2007, filed on March 26, 2007).

4.1	—	Registration Rights Agreement, dated as of March 23, 2007, by and among Crosstex Energy, L.P. and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 4.1 to Crosstex Energy, L.P.’s Form 8-K dated March 23, 2007, filed on March 26, 2007).

10.1	—	Senior Subordinated Series D Unit Purchase Agreement, dated as of March 23, 2007, by and among Crosstex Energy, L.P. and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Form 8-K dated March 23, 2007, filed on March 26, 2007).

99.1	—	Press release dated March 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.
Date: March 26, 2007	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

3.1	—	Sixth Amended and Restated Agreement of Limited Partnership of Crosstex Energy, L.P., dated as of March 23, 2007 (incorporated by reference to Exhibit 3.1 to Crosstex Energy, L.P.’s Form 8-K dated March 23, 2007, filed on March 26, 2007).

4.1	—	Registration Rights Agreement, dated as of March 23, 2007, by and among Crosstex Energy, L.P. and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 4.1 to Crosstex Energy, L.P.’s Form 8-K dated March 23, 2007, filed on March 26, 2007).

10.1	—	Senior Subordinated Series D Unit Purchase Agreement, dated as of March 23, 2007, by and among Crosstex Energy, L.P. and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Form 8-K dated March 23, 2007, filed on March 26, 2007).

99.1	—	Press release dated March 26, 2007.